UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend
and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

August 31, 2009

	Number of	Value
	Shares	(U.S. $)
Common Stock – 42.66%❖
Consumer Discretionary – 6.59%
Autoliv	17,100	$548,397
±*Bayerische Motoren Werke	13,922	636,215
Cablevision Systems	1,150	25,691
*†DIRECTV Group	1,500	37,140
Disney (Walt)	22,500	585,900
±*Don Quijote	26,500	634,389
±Esprit Holdings	85,574	520,675
Gap	28,800	565,920
*Home Depot	19,200	523,968
*KB HOME	17,000	309,570
Mattel	33,200	597,268
McGraw-Hill Companies	15,500	520,955
±*PPR	4,798	558,632
±*Publicis Groupe	13,059	481,384
±Round One	34,682	314,226
Target	12,600	592,200
±Techtronic Industries	622,500	611,626
±Toyota Motor	12,184	519,484
±Vivendi	21,204	605,362
±WPP Group	34,732	290,553
±Yue Yuen Industrial Holdings	106,000	280,027
		9,759,582
Consumer Staples – 3.39%
Archer-Daniels-Midland	15,800	455,514
±*Coca-Cola Amatil	72,835	609,052
CVS Caremark	13,800	517,776
±@Greggs	61,810	408,366
Heinz (H.J.)	12,000	462,000
Kimberly-Clark	8,200	495,772
Kraft Foods Class A	16,600	470,610
±*Metro	10,082	548,781
±Parmalat	246,222	633,228
Safeway	22,000	419,100
		5,020,199
Diversified REITs – 0.73%
±British Land	17,594	137,988
±*Corio	2,648	162,204
*Digital Realty Trust	4,400	191,752
Duke Realty	8,600	99,072
Lexington Reality Trust	27,211	126,803
±Stockland	29,000	92,293
±*Unibail-Rodamco	1,399	277,354
		1,087,466
Energy – 4.15%
Anadarko Petroleum	10,900	576,282
±BP	63,145	541,225
Chevron	7,900	552,526
ConocoPhillips	11,000	495,330
Devon Energy	8,700	534,006
Exxon Mobil	6,800	470,220
Marathon Oil	16,800	518,616
Occidental Petroleum	7,000	511,700
Petroleo Brasiliero ADR	15,500	514,600
±*Total	9,279	532,501
†Transocean	5,300	401,952
Williams Companies	29,900	491,556
		6,140,514
Financials – 5.47%
Allstate	20,400	599,556
±*AXA	21,672	495,069
±Banco Santander	38,742	596,522
Bank of New York Mellon	17,500	518,175
BB&T	21,100	589,534
Blackstone Group	4,000	51,560
Comerica	17,400	464,058
JPMorgan Chase & Co	13,900	604,094
Marsh & McLennan	22,700	534,358
±Mitsubishi UFJ Financial Group	117,989	750,128
±*Nordea Bank FDR	55,893	586,317
±†Standard Chartered	24,044	543,082
State Street	11,900	624,512
SunTrust Banks	25,200	588,924
Travelers	10,900	549,578
		8,095,467

Health Care – 3.98%
Abbott Laboratories	9,200	416,116
±Astellas Pharma	14,400	575,596
±AstraZeneca	5,604	260,136
Bristol-Myers Squibb	21,100	466,943
=Cardinal Health	12,900	320,307
Johnson & Johnson	7,900	477,476
Merck	19,200	622,656
±Novartis	14,244	661,616
±Novo Nordisk Class B	6,707	409,235
Pfizer	27,800	464,260
Quest Diagnostics	8,400	453,264
±Sanofi-Aventis	4,041	275,181
Wyeth	10,400	497,640
		5,900,426
Health Care REITs – 0.06%
Nationwide Health Properties	2,800	89,264
		89,264
Industrial REITs – 0.52%
±Cambridge Industrial Trust	2,167,000	646,450
±*ING Industrial Fund	307,371	130,963
		777,413
Industrials – 5.10%
±Asahi Glass	63,000	547,991
±*Compagnie de Saint-Gobain	13,202	596,542
±Deutsche Post	33,775	583,523
±Finmeccanica	34,410	550,763
†Flextronics International	6,400	37,952
General Electric	25,800	358,620
Honeywell International	14,000	514,640
±*Koninklijke Philips Electronics	26,923	608,719
†Mobile Mini	2,394	42,446
Northrop Grumman	10,300	502,743
Pitney Bowes	18,900	422,415
±Singapore Airlines	45,000	401,953
±Singapore Airport Terminal Services	32,850	56,362
±Teleperformance	20,324	700,321
±Tomkins	186,009	535,795
±†*Vallourec	3,212	489,537
*Waste Management	20,100	601,593
		7,551,915
Information Technology – 3.37%
†CGI Group Class A	99,428	1,028,158
†EMC	52,500	834,750
Intel	29,500	599,440
International Business Machines	4,200	495,810
†Motorola	85,500	613,890
±Nokia	39,149	549,644
±Samsung Electronics	457	281,775
Xerox	67,200	581,280
		4,984,747
Malls REITs – 0.35%
*Simon Property Group	8,157	518,948
		518,948
Manufactured Housing REITs – 0.06%
Equity Lifestyle Properties	2,300	92,575
		92,575
Materials – 2.47%
*Agrium	11,500	548,665
Dow Chemical	29,000	617,410
duPont (E.I.) deNemours	15,400	491,722
±Lafarge	8,350	711,677
±Linde	5,562	562,111
Nucor	10,300	458,762
Vale ADR	13,900	267,019
		3,657,366
Mortgage REITs – 0.14%
Annaly Mortgage Management	2,600	45,084
Chimera Investment	12,100	45,980
†Cypress Sharpridge Investments	8,200	114,800
		205,864
Multifamily REITs – 0.10%
Camden Property Trust	3,900	143,130
		143,130
Office REITs – 0.69%
HRPT Properties Trust	42,700	276,696
±ING UK Real Estate Trust	317,470	218,621
*Mack-Cali Realty	8,300	265,849
±Orix REIT	17	88,394
Parkway Properties	3,500	63,350
SL Green Realty	3,300	116,457
		1,029,367

Real Estate Management & Development – 0.38%
±Mitsubishi Estate		4,549	75,240
Regency Centers		3,900	130,845
†Starwood Property Trust		17,700	350,283
			556,368
Shopping Center REITs – 0.50%
Kimco Realty		16,900	212,094
±Link REIT		43,500	95,995
±Macquarie CountryWide Trust		355,587	189,275
Ramco-Gershenson Properties Trust		5,400	56,808
±Westfield Group		16,989	181,413
			735,585
Telecommunications – 2.17%
AT&T		17,100	445,455
Chunghwa Telecom ADR		27,903	477,134
±*France Telecom		17,021	432,940
Frontier Communications		25,700	182,727
*†Leap Wireless International		1,050	17,315
†MetroPCS Communications		2,300	18,308
±Telstra		93,272	256,808
TELUS		8,961	277,908
Verizon Communications		14,500	450,080
±Vodafone Group		302,726	655,272
			3,213,947
Utilities – 2.44%
American Electric Power		14,200	446,306
Duke Energy		32,600	504,974
Edison International		14,300	477,763
±National Grid		57,700	554,857
NorthWestern		3,800	91,162
Progress Energy		13,100	517,843
Public Service Enterprise Group		15,000	475,050
Sempra Energy		10,800	541,836
			3,609,791
Total Common Stock (cost $77,949,470)			63,169,934

Convertible Preferred Stock – 2.48%
Banking, Finance & Insurance – 0.04%
@Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11		20,000	59,800
			59,800
Energy – 0.13%
Whiting Petroleum 6.25% exercise price $43.42, expiration date 12/31/49		1,500	192,000
			192,000
Health Care & Pharmaceuticals – 1.02%
Mylan 6.50% exercise price $17.08, expiration date 11/15/10		1,000	969,950
Schering-Plough 6.00% exercise price $33.69, expiration date 8/13/10		2,250	545,484
			1,515,434
Health Care REITs – 0.18%
Nationwide Health Properties 7.75% exercise price $22.25, expiration date 12/31/49		1,800	258,138
			258,138
Telecommunications – 1.11%
Crown Castle International 6.50% exercise price $36.88, expiration date 8/15/12		18,000	911,250
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		1,000	730,250
			1,641,500
Total Convertible Preferred Stock (cost $4,682,130)			3,666,872

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.41%
Fannie Mae
Series 2001-50 BA 7.00% 10/25/41	USD	183,768	200,479
Series 2003-122 4.50% 2/25/28		115,389	118,705
Freddie Mac
Series 2557 WE 5.00% 1/15/18		60,000	63,484
Series 3094 US 6.75% 9/15/34		86,274	84,068
Series 3131 MC 5.50% 4/15/33		40,000	42,523
Series 3173 PE 6.00% 4/15/35		65,000	69,436
Series 3337 PB 5.50% 7/15/30		25,000	26,094
Total Agency Collateralized Mortgage Obligations (cost $570,047)			604,789

Agency Mortgage-Backed Securities – 3.31%
•Fannie Mae ARM
5.142% 11/1/35		32,450	33,901
5.154% 3/1/38		75,201	78,666
5.391% 4/1/36		40,128	42,139
6.024% 10/1/36		47,066	49,581
6.09% 10/1/36		31,315	33,103
6.30% 4/1/36		173,619	182,418
Fannie Mae S.F. 15 yr 5.50% 1/1/23		81,950	86,370

Fannie Mae S.F. 30 yr
5.00% 12/1/36	238,699	245,920
5.00% 12/1/37	30,577	31,436
5.00% 2/1/38	23,988	24,657
6.50% 6/1/36	56,863	60,944
6.50% 10/1/36	43,211	46,313
6.50% 3/1/37	41,048	43,994
6.50% 7/1/37	978,692	1,048,482
6.50% 8/1/37	60,912	65,256
6.50% 11/1/37	40,526	43,416
6.50% 12/1/37	58,976	63,181
Freddie Mac 6.00% 1/1/17	94,692	99,118
•Freddie Mac ARM
5.677% 7/1/36	28,359	29,892
5.815% 10/1/36	74,695	78,250
Freddie Mac S.F. 15 yr
5.00% 6/1/18	26,823	28,325
5.00% 12/1/22	174,241	182,305
Freddie Mac S.F. 30 yr
5.00% 1/1/34	1,158,463	1,195,865
7.00% 11/1/33	69,841	76,686
9.00% 9/1/30	82,789	95,002
Freddie Mac S.F. 30 yr TBA
4.00% 9/1/39	70,000	68,359
5.00% 10/1/39	50,000	51,328
GNMA I S.F. 30 yr
7.50% 12/15/23	131,727	146,820
7.50% 1/15/32	101,744	114,060
9.50% 9/15/17	83,387	93,077
12.00% 5/15/15	70,124	79,488
GNMA II S.F. 30 yr
6.00% 11/20/28	121,783	129,911
6.50% 2/20/30	226,858	245,339
Total Agency Mortgage-Backed Securities (cost $4,619,969)		4,893,602

Agency Obligations – 1.02%
*Federal Home Loan Bank 5.00% 11/17/17	1,395,000	1,511,918
Total Agency Obligations (cost $1,519,594)		1,511,918

Commercial Mortgage-Backed Securities – 1.47%
#American Tower Trust 144A
Series 2007-1A AFX 5.42% 4/15/37	75,000	71,250
Series 2007-1A D 5.957% 4/15/37	25,000	22,750
•Bank of America Commercial Mortgage Securities
Series 2004-3 A5 5.578% 6/10/39	50,000	49,019
Series 2005-6 A4 5.351% 9/10/47	180,000	170,003
Series 2005-6 AM 5.351% 9/10/47	25,000	19,729
Series 2007-3 A4 5.837% 6/10/49	30,000	22,982
Series 2007-4 AM 6.002% 2/10/51	40,000	28,138
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	100,000	98,685
Series 2006-PW14 A4 5.201% 12/11/38	60,000	53,479
•Series 2006-PW12 A4 5.903% 9/11/38	25,000	23,460
Series 2007-PW15 A4 5.331% 2/11/44	75,000	62,448
•Series 2007-T28 A4 5.742% 9/11/42	65,000	60,207
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	95,000	91,707
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	60,000	55,441
Series 2005-GG4 A4A 4.751% 7/10/39	170,000	157,513
•Series 2006-GG6 A4 5.553% 4/10/38	60,000	52,704
•Series 2007-GG10 A4 5.999% 8/10/45	70,000	54,723
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	25,000	25,083
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP3 A4A 4.936% 8/15/42	35,000	33,517
Series 2005-LDP5 A4 5.344% 12/15/44	150,000	142,346
•Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-7 A4 5.81% 6/12/50	150,000	108,908
Morgan Stanley Capital I
Series 2005-IQ9 A4 4.66% 7/15/56	350,000	343,049
•Series 2006-HQ9 A4 5.731% 7/12/44	175,000	168,097
•Series 2007-IQ14 A4 5.692% 4/15/49	150,000	116,736
•Series 2007-T27 A4 5.803% 6/11/42	160,000	147,307
Total Commercial Mortgage-Backed Securities (cost $2,172,235)		2,179,281

Convertible Bonds – 10.91%
Aerospace & Defense – 0.33%
L-3 Communications Holdings 3.00% exercise price $100.14, expiration date 8/1/35	460,000	462,300
#L-3 Communications Holdings 144A 3.00% exercise price $100.14, expiration date 8/1/35	25,000	25,125
		487,425
Banking, Finance & Insurance – 0.61%
National City 4.00% exercise price $482.51, expiration date 2/1/11	895,000	899,475
		899,475
Basic Industry – 1.23%
Century Aluminum 1.75% exercise price $30.45, expiration date 8/1/24	30,000	26,325
*Rayonier TRS Holdings 3.75% exercise price $54.82, expiration date 10/15/12	1,250,000	1,310,938

#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13	500,000	487,500
		1,824,763

Cable, Media & Publishing – 0.08%
Interpublic Group 4.25% exercise price $12.42, expiration date 3/15/23	105,000	96,863
Sinclair Broadcast Group 3.00% exercise price $19.65, expiration date 5/15/27	20,000	17,975
		114,838
Computers & Technology – 1.51%
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 5/1/15	775,000	523,125
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	900,000	830,249
*#Intel 144A 3.25% exercise price $22.68, expiration date 8/1/39	125,000	133,594
Linear Technology 3.125% exercise price $47.33, expiration date 5/1/27	750,000	749,063
		2,236,031
Consumer Cyclical – 0.04%
Beazer Homes USA 4.625% exercise price $49.64, expiration date 6/15/24	80,000	66,400
		66,400
Electronics & Electrical Equipment – 0.09%
Flextronics International 1.00% exercise price $15.53, expiration date 8/1/10	140,000	135,450
		135,450
Energy – 0.48%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	750,000	507,188
Transocean 1.50% exercise price $168.61, expiration date 12/15/37	220,000	203,775
		710,963
Health Care & Pharmaceuticals – 1.51%
fHologic 2.00% exercise price $38.59, expiration date 12/15/37	910,000	739,375
Inverness Medical Innovations 3.00% exercise price $43.98, expiration date 5/15/16	980,000	978,775
Medtronic 1.625% exercise price $55.41, expiration date 4/15/13	525,000	520,406
		2,238,556
Industrials – 0.15%
Allied Waste Industries 4.25% exercise price $45.40, expiration date 4/15/34	222,000	222,000
		222,000
Leisure, Lodging & Entertainment – 0.24%
#International Game Technology 144A 3.25% exercise price $19.97, expiration date 5/1/14	275,000	352,000
		352,000
Real Estate – 1.78%
#Corporate Office Properties 144A 3.50% exercise price $53.12, expiration date 9/15/26	325,000	314,031
Developers Diversified Realty 3.00% exercise price $74.75, expiration date 3/15/12	90,000	77,175
#Digital Realty Trust 144A 5.50% exercise price $43.00, expiration date 4/15/29	380,000	445,550
ProLogis 2.25% exercise price $75.98, expiration date 4/1/37	1,280,000	1,108,800
Vornado Realty Trust 2.85% exercise price $159.04, expiration date 3/15/27	750,000	690,000
		2,635,556
Telecommunications – 2.38%
Alaska Communications Systems Group 5.75% exercise price $12.90, expiration date 3/1/13	1,000,000	889,999
Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	750,000	654,375
Lucent Technologies 2.875% exercise price $16.75, expiration date 6/15/23	45,000	43,763
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	1,000,000	852,499
Qwest Communications International 4.00% exercise price $5.12, expiration date 11/15/25	200,000	199,000
#SBA Communications 144A 4.00% exercise price $30.38, expiration date 10/1/14	285,000	295,688
#Virgin Media 144A 6.50% exercise price $19.22, expiration date 11/15/16	643,000	585,934
		3,521,258
Transportation – 0.48%
Bristow Group 3.00% exercise price $77.34, expiration date 6/14/38	875,000	715,313
		715,313
Total Convertible Bonds (cost $15,078,325)		16,160,028

Corporate Bonds– 40.03%
Banking – 2.81%
•BAC Capital Trust XIV 5.63% 12/31/49	205,000	128,638
Bank of America
5.125% 11/15/14	100,000	100,449
5.75% 12/1/17	75,000	73,073
Barclays Bank 5.20% 7/10/14	100,000	105,089
#Barclays Bank 144A 6.05% 12/4/17	100,000	98,853
BB&T 6.85% 4/30/19	85,000	92,651
BB&T Capital Trust I 5.85% 8/18/35	30,000	24,450
BB&T Capital Trust II 6.75% 6/7/36	35,000	29,313
Capital One Financial 7.375% 5/23/14	150,000	163,791
Credit Suisse/New York 6.00% 2/15/18	100,000	103,018
JPMorgan Chase Capital XXII 6.45% 2/2/37	35,000	30,177
JPMorgan Chase Capital XXV 6.80% 10/1/37	105,000	99,249
•Kazkommerts Finance 8.625% 7/27/16	1,000,000	540,000
#National Australia Bank 144A 3.375% 7/8/14	100,000	100,046
PNC Funding
5.25% 11/15/15	100,000	102,047
5.625% 2/1/17	60,000	59,417
@Popular North America Capital Trust I 6.564% 9/15/34	100,000	73,606
•#Rabobank Nederland 144A 11.00% 12/29/49	275,000	325,718
*#Russian Agricultural Bank 144A 9.00% 6/11/14	1,000,000	1,067,401
U.S. Bank North America 4.80% 4/15/15	35,000	36,758
•USB Capital IX 6.189% 4/15/49	295,000	215,350
•Wells Fargo Capital XIII 7.70% 12/29/49	420,000	367,500

Zions Bancorporation
5.50% 11/16/15	80,000	60,875
5.65% 5/15/14	15,000	10,825
6.00% 9/15/15	215,000	155,262
		4,163,556
Basic Industry – 5.21%
ArcelorMittal
6.125% 6/1/18	95,000	91,078
9.85% 6/1/19	30,000	34,322
California Steel Industries 6.125% 3/15/14	135,000	123,863
•#Cognis GmbH 144A 2.629% 9/15/13	95,000	80,275
Domtar
7.125% 8/15/15	80,000	77,400
7.875% 10/15/11	3,000	3,094
Dow Chemical 8.55% 5/15/19	170,000	185,483
#Evraz Group 144A
8.25% 11/10/15	1,000,000	877,500
9.50% 4/24/18	280,000	250,950
Freeport McMoRan Copper & Gold 8.25% 4/1/15	195,000	203,514
Georgia-Pacific
7.70% 6/15/15	75,000	73,125
8.875% 5/15/31	148,000	142,080
Huntsman International
*7.375% 1/1/15	110,000	95,150
7.875% 11/15/14	235,000	210,325
Innophos 8.875% 8/15/14	230,000	224,250
@#Innophos Holdings 144A 9.50% 4/15/12	115,000	108,675
Lubrizol 8.875% 2/1/19	75,000	92,617
#MacDermid 144A 9.50% 4/15/17	280,000	236,600
•Noranda Aluminium Acquisition PIK 5.413% 5/15/15	176,243	108,389
Norske Skog Canada 8.625% 6/15/11	210,000	123,900
@#Norske Skogindustrier 144A 7.125% 10/15/33	150,000	76,500
#Novelis 144A 11.50% 2/15/15	105,000	102,113
Reliance Steel & Aluminum 6.85% 11/15/36	59,000	46,156
Rockwood Specialties Group 7.50% 11/15/14	165,000	160,050
Ryerson
•7.858% 11/1/14	115,000	98,325
12.00% 11/1/15	65,000	60,125
#Sappi Papier Holding 144A 6.75% 6/15/12	230,000	191,129
Southern Copper 7.50% 7/27/35	1,000,000	999,914
#Steel Capital 144A 9.75% 7/29/13	1,100,000	1,069,749
#Steel Dynamics 144A 8.25% 4/15/16	190,000	187,625
#Teck Resources 144A
10.25% 5/15/16	60,000	66,600
10.75% 5/15/19	115,000	131,531
Vale Overseas 6.875% 11/21/36	979,000	985,075
#Vedanta Resources 144A 9.50% 7/18/18	205,000	193,725
		7,711,207
Brokerage – 1.49%
Citigroup
6.375% 8/12/14	35,000	35,431
6.50% 8/19/13	195,000	200,407
•Citigroup Capital XXI 8.30% 12/21/57	100,000	85,250
Goldman Sachs Group
5.25% 10/15/13	35,000	36,979
5.95% 1/18/18	100,000	104,272
6.25% 9/1/17	20,000	21,232
6.75% 10/1/37	10,000	10,043
Jefferies Group
6.25% 1/15/36	5,000	3,864
6.45% 6/8/27	65,000	51,857
8.50% 7/15/19	15,000	15,528
JPMorgan Chase & Co 6.30% 4/23/19	100,000	109,828
LaBranche & Co 11.00% 5/15/12	315,000	294,131
Lazard Group
6.85% 6/15/17	50,000	48,995
7.125% 5/15/15	9,000	9,051
Morgan Stanley
5.375% 10/15/15	100,000	102,449
6.00% 4/28/15	160,000	169,215
#Morgan Stanley 144A 10.09% 5/3/17	2,000,000	901,035
		2,199,567
Capital Goods – 2.44%
Associated Materials 9.75% 4/15/12	145,000	130,500
#BAE Systems Holdings 144A
4.95% 6/1/14	55,000	56,958
6.375% 6/1/19	80,000	86,948
Building Materials 7.75% 8/1/14	155,000	146,475
#BWAY 144A 10.00% 4/15/14	195,000	203,288
•#C8 Capital 144A 6.64% 12/31/49	140,000	92,342
*#Case New Holland 144A 7.75% 9/1/13	105,000	103,950
*#CPM Holdings 144A 10.625% 9/1/14	40,000	40,600
Eastman Kodak 7.25% 11/15/13	155,000	122,063
#FMG Finance 144A 10.625% 9/1/16	130,000	139,750

Graham Packaging 9.875% 10/15/14		305,000	304,999
*Graphic Packaging International
8.50% 8/15/11		14,000	14,035
9.50% 8/15/13		325,000	327,437
#Graphic Packaging International 144A 9.50% 6/15/17		60,000	61,800
Jabil Circuit 7.75% 7/15/16		110,000	108,763
L-3 Communications 6.125% 7/15/13		130,000	126,750
Moog 7.25% 6/15/18		135,000	128,925
#Plastipak Holdings 144A
8.50% 12/15/15		105,000	100,800
*10.625% 8/15/19		105,000	110,250
Pregis 12.375% 10/15/13		100,000	90,500
RBS Global/Rexnord
9.50% 8/1/14		95,000	87,875
*11.75% 8/1/16		165,000	139,425
*Sally Holdings 10.50% 11/15/16		225,000	234,562
Solo Cup 8.50% 2/15/14		205,000	189,113
Thermadyne Holdings 10.50% 2/1/14		195,000	156,488
Tyco International Finance 8.50% 1/15/19		80,000	96,749
USG 6.30% 11/15/16		205,000	165,025
#USG 144A 9.75% 8/1/14		45,000	46,463
			3,612,833
Consumer Cyclical – 3.66%
#Allison Transmission 144A 11.00% 11/1/15		250,000	226,250
Beazer Homes USA 8.625% 5/15/11		60,000	50,700
Burlington Coat Factory Warehouse 11.125% 4/15/14		85,000	80,113
Carrols 9.00% 1/15/13		50,000	48,875
w#CVS Pass Through Trust 144A 8.353% 7/10/31		129,826	139,153
Darden Restaurants 6.80% 10/15/37		80,000	79,446
Denny's Holdings 10.00% 10/1/12		75,000	75,563
*Ford Motor 7.45% 7/16/31		270,000	207,900
Ford Motor Credit
•3.26% 1/13/12		135,000	112,556
7.25% 10/25/11		60,000	56,448
7.50% 8/1/12		100,000	92,100
7.80% 6/1/12		295,000	273,051
*8.00% 6/1/14		145,000	133,707
9.875% 8/10/11		185,000	183,122
#GMAC 144A
6.00% 12/15/11		135,000	121,500
6.625% 5/15/12		110,000	97,900
6.875% 9/15/11		325,000	303,062
6.875% 8/28/12		293,000	257,840
Goodyear Tire & Rubber
*9.00% 7/1/15		165,000	168,300
10.50% 5/15/16		60,000	64,350
Interface 9.50% 2/1/14		25,000	23,969
#Interface 144A 11.375% 11/1/13		30,000	31,988
#Invista 144A 9.25% 5/1/12		175,000	172,594
#Landry's Restaurants 144A 14.00% 8/15/11		100,000	100,125
Levi Strauss 9.75% 1/15/15		196,000	201,390
M/I Homes 6.875% 4/1/12		90,000	83,250
Macy's Retail Holdings
8.875% 7/15/15		195,000	198,450
10.625% 11/1/10		65,000	66,702
Meritage Homes
6.25% 3/15/15		35,000	30,275
7.00% 5/1/14		160,000	141,600
Mobile Mini 6.875% 5/1/15		125,000	111,250
Mohawk Industries 6.625% 1/15/16		115,000	108,041
Nordstrom
6.75% 6/1/14		55,000	59,460
7.00% 1/15/38		35,000	36,573
*OSI Restaurant Partners 10.00% 6/15/15		127,000	105,410
*Rite Aid 9.375% 12/15/15		275,000	203,500
Ryland Group 8.40% 5/15/17		140,000	142,800
#Sealy Mattress 144A 10.875% 4/15/16		55,000	59,400
Target
4.00% 6/15/13		60,000	60,581
7.00% 1/15/38		100,000	115,741
Tenneco 8.625% 11/15/14		225,000	199,125
Toys R US
*7.625% 8/1/11		140,000	133,000
7.875% 4/15/13		100,000	85,750
#Toys R Us Property 144A 10.75% 7/15/17		5,000	5,100
#TRW Automotive 144A
7.00% 3/15/14		100,000	87,500
7.25% 3/15/17		100,000	84,500
			5,420,010
Consumer Non-Cyclical – 2.02%
#Alliance One International 144A 10.00% 7/15/16		205,000	203,463
AmBev International Finance 10.00% 7/24/17	BRL	1,189,000	597,811

#Anheuser-Busch InBev Worldwide 144A
5.375% 11/15/14	USD	45,000	47,982
6.875% 11/15/19		65,000	72,844
7.20% 1/15/14		50,000	56,211
Beckman Coulter
6.00% 6/1/15		40,000	42,681
7.00% 6/1/19		15,000	16,889
Cornell 10.75% 7/1/12		60,000	60,975
Delhaize America 9.00% 4/15/31		70,000	90,600
Delhaize Group 5.875% 2/1/14		10,000	10,661
#Dole Food 144A 13.875% 3/15/14		140,000	160,300
#Heinz (H.J.) Finance 144A 7.125% 8/1/39		45,000	53,020
#Ingles Markets 144A 8.875% 5/15/17		115,000	115,863
#JBS USA Finance 144A 11.625% 5/1/14		170,000	179,350
Johnsondiversey Holding 10.67% 5/15/13		160,000	150,400
LVB Acquisition 11.625% 10/15/17		110,000	116,875
LVB Acquisition PIK 10.375% 10/15/17		85,000	89,038
Medco Health Solutions 7.125% 3/15/18		95,000	107,297
#M-Foods Holdings 144A 9.75% 10/1/13		65,000	66,138
New Albertson's 7.25% 5/1/13		65,000	63,700
Smithfield Foods 7.75% 5/15/13		130,000	107,900
#Smithfield Foods 144A 10.00% 7/15/14		165,000	169,125
Supervalu 8.00% 5/1/16		30,000	29,663
Tenet Healthcare 7.375% 2/1/13		195,000	180,374
Visant Holding 8.75% 12/1/13		180,000	182,699
Yankee Acquisition 8.50% 2/15/15		25,000	22,750
			2,994,609
Energy – 5.54%
Berry Petroleum 10.25% 6/1/14		100,000	104,875
Chesapeake Energy
*6.375% 6/15/15		30,000	27,488
7.00% 8/15/14		40,000	38,200
9.50% 2/15/15		140,000	143,500
Complete Production Services 8.00% 12/15/16		130,000	112,125
Copano Energy 7.75% 6/1/18		125,000	116,250
Denbury Resources
*7.50% 4/1/13		10,000	9,950
9.75% 3/1/16		105,000	111,038
Dynergy Holdings 7.75% 6/1/19		210,000	150,150
El Paso
6.875% 6/15/14		145,000	142,172
7.00% 6/15/17		205,000	193,707
7.25% 6/1/18		15,000	14,283
8.25% 2/15/16		25,000	25,375
Enbridge Energy Partners 9.875% 3/1/19		50,000	61,954
Energy Transfer Partners
5.65% 8/1/12		20,000	21,130
9.70% 3/15/19		45,000	55,558
Enterprise Products Operating 9.75% 1/31/14		70,000	84,340
Forest Oil 7.25% 6/15/19		135,000	127,575
Geophysique-Veritas 7.75% 5/15/17		205,000	194,750
#Helix Energy Solutions Group 144A 9.50% 1/15/16		235,000	222,075
#Hilcorp Energy I 144A 7.75% 11/1/15		220,000	204,050
#Holly 144A 9.875% 6/15/17		100,000	100,250
International Coal Group 10.25% 7/15/14		180,000	153,000
*Key Energy Services 8.375% 12/1/14		250,000	227,500
Kinder Morgan Energy Partners
6.85% 2/15/20		115,000	126,682
9.00% 2/1/19		30,000	36,304
Lukoil International Finance B 6.356% 6/7/17		1,000,000	944,999
Magellan Midstream Partners 6.55% 7/15/19		50,000	55,294
Mariner Energy 8.00% 5/15/17		270,000	240,300
MarkWest Energy Partners/Finance 8.75% 4/15/18		125,000	119,375
Massey Energy 6.875% 12/15/13		310,000	292,949
Nexen 7.50% 7/30/39		60,000	63,040
Noble Energy 8.25% 3/1/19		70,000	83,660
*ONEOK Partners 8.625% 3/1/19		50,000	59,894
OPTI Canada 7.875% 12/15/14		255,000	164,475
Petrobras International Finance 7.875% 3/15/19		30,000	33,975
PetroHawk Energy 7.875% 6/1/15		225,000	219,375
Petroleum Development 12.00% 2/15/18		145,000	135,575
Plains All American Pipeline
4.25% 9/1/12		20,000	20,435
6.50% 5/1/18		105,000	111,221
Quicksilver Resources 11.75% 1/1/16		185,000	197,025
Quiksilver 6.875% 4/15/15		200,000	128,000
Regency Energy Partners 8.375% 12/15/13		85,000	83,938
#SandRidge Energy 144A 9.875% 5/15/16		185,000	185,925
Talisman Energy 7.75% 6/1/19		60,000	69,943
TNK-BP Finance 7.875% 3/13/18		2,000,000	1,897,499
•TransCanada Pipelines 6.35% 5/15/67		25,000	21,030
Weatherford International
4.95% 10/15/13		45,000	46,494
5.15% 3/15/13		30,000	31,286
5.95% 6/15/12		25,000	26,854
9.625% 3/1/19		20,000	24,337

Whiting Petroleum 7.25% 5/1/13		145,000	144,275
			8,205,454
Finance & Investments – 1.43%
Capital One Capital V 10.25% 8/15/39		200,000	203,842
Cardtronics 9.25% 8/15/13		270,000	264,600
General Electric Capital
5.875% 1/14/38		65,000	57,887
6.00% 8/7/19		145,000	146,370
6.875% 1/10/39		40,000	39,795
*•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		50,000	21,500
International Lease Finance
5.25% 1/10/13		135,000	104,230
5.35% 3/1/12		65,000	53,642
5.55% 9/5/12		90,000	71,698
5.625% 9/20/13		165,000	126,967
5.875% 5/1/13		30,000	23,627
6.375% 3/25/13		70,000	54,969
6.625% 11/15/13		145,000	112,374
MetLife
6.40% 12/15/36		360,000	287,100
6.75% 6/1/16		55,000	60,246
6.817% 8/15/18		15,000	16,600
•#Metlife Capital Trust X 144A 9.25% 4/8/38		125,000	121,861
@#Nuveen Investments 144A 10.50% 11/15/15		415,000	313,326
WellPoint 7.00% 2/15/19		25,000	27,685
			2,108,319
Media – 2.43%
Affinion Group 11.50% 10/15/15		100,000	96,500
Belo 6.75% 5/30/13		125,000	109,375
#Charter Communications Operating 144A
*10.00% 4/30/12		45,000	45,563
10.375% 4/30/14		95,000	96,663
10.875% 9/15/14		520,000	566,799
Comcast
5.85% 11/15/15		31,000	33,650
6.50% 1/15/15		31,000	34,369
COX Communications 5.45% 12/15/14		100,000	106,311
#COX Communications 144A
6.95% 6/1/38		5,000	5,482
8.375% 3/1/39		20,000	24,879
#DISH DBS 144A 7.875% 9/1/19		105,000	104,081
@Grupo Televisa 8.49% 5/11/37	MXN	10,000,000	568,728
Interpublic Group 6.25% 11/15/14	USD	58,000	53,795
#Interpublic Group 144A 10.00% 7/15/17		60,000	63,000
Lamar Media
*6.625% 8/15/15		105,000	94,500
6.625% 8/15/15		140,000	123,200
LIN Television 6.50% 5/15/13		30,000	22,800
#Mediacom Capital 144A 9.125% 8/15/19		140,000	139,299
Nielsen Finance
10.00% 8/1/14		110,000	104,500
11.50% 5/1/16		40,000	40,000
11.625% 2/1/14		35,000	34,913
Ω12.50% 8/1/16		95,000	66,975
#Nielsen Finance 144A 11.625% 2/1/14		50,000	49,875
#Rainbow National Services 144A 10.375% 9/1/14		65,000	68,250
Sinclair Broadcast Group 8.00% 3/15/12		25,000	20,688
#Sirius XM Radio 144A 9.75% 9/1/15		25,000	25,125
#Terremark Worldwide 144A 12.00% 6/15/17		95,000	100,344
Time Warner Cable 6.75% 7/1/18		95,000	105,125
#Univision Communications 144A 12.00% 7/1/14		65,000	68,575
#UPC Holding 144A 9.875% 4/15/18		100,000	101,625
Videotron Ltee
6.375% 12/15/15		95,000	87,638
9.125% 4/15/18		90,000	95,400
#Videotron Ltee 144A 9.125% 4/15/18		30,000	31,800
#Vivendi 144A
5.75% 4/4/13		40,000	41,018
6.625% 4/4/18		100,000	104,987
WPP Finance UK 8.00% 9/15/14		100,000	109,642
XM Satellite Radio PIK 10.00% 6/1/11		60,000	54,450
			3,599,924
Real Estate – 0.08%
Developers Diversified Realty 5.375% 10/15/12		100,000	90,898
Regency Centers 5.875% 6/15/17		35,000	31,624
			122,522
Services Cyclical – 2.71%
ARMARK 8.50% 2/1/15		205,000	199,875
#Ashtead Capital 144A 9.00% 8/15/16		100,000	88,250
Avis Budget Car Rental 7.75% 5/15/16		125,000	100,000

CSX
5.75% 3/15/13	25,000	26,504
6.25% 3/15/18	85,000	91,846
Delta Air Lines 7.92% 11/18/10	90,000	82,800
#Galaxy Entertainment Finance 144A 9.875% 12/15/12	305,000	297,374
Gaylord Entertainment
6.75% 11/15/14	80,000	67,800
8.00% 11/15/13	180,000	165,150
Global Cash Access 8.75% 3/15/12	185,000	182,688
#Harrah's Operating Escrow144A
10.00% 12/15/18	145,000	102,225
11.25% 6/1/17	319,000	326,177
Hertz
8.875% 1/1/14	150,000	144,375
*10.50% 1/1/16	140,000	138,600
Kansas City Southern de Mexico 9.375% 5/1/12	250,000	247,500
MGM MIRAGE
*6.625% 7/15/15	60,000	43,350
7.50% 6/1/16	175,000	126,000
*7.625% 1/15/17	130,000	93,600
#MGM MIRAGE 144A
11.125% 11/15/17	80,000	87,000
13.00% 11/15/13	225,000	252,000
Pinnacle Entertainment 7.50% 6/15/15	330,000	288,750
@#Pokagon Gaming Authority 144A 10.375% 6/15/14	210,000	213,150
Royal Caribbean Cruises 6.875% 12/1/13	125,000	108,750
RSC Equipment Rental 9.50% 12/1/14	210,000	189,000
@#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	160,000	137,458
8.03% 10/1/20	55,000	47,794
#Shingle Springs Trial Gaming Authority 144A 9.375% 6/15/15	230,000	164,450
		4,012,466
Services Non-cyclical – 2.08%
Alliance Imaging 7.25% 12/15/12	120,000	112,800
Allied Waste North America
6.875% 6/1/17	10,000	10,441
7.125% 5/15/16	25,000	26,035
Bausch & Lomb 9.875% 11/1/15	205,000	206,538
Browning-Ferris Industries 7.40% 9/15/35	120,000	118,644
#CareFusion 144A 6.375% 8/1/19	60,000	64,320
Casella Waste Systems 9.75% 2/1/13	305,000	271,449
Community Health Systems 8.875% 7/15/15	100,000	100,875
DJO Finance 10.875% 11/15/14	120,000	115,800
Elan Finance 7.75% 11/15/11	165,000	160,875
Express Scripts 6.25% 6/15/14	20,000	21,881
HCA 9.25% 11/15/16	175,000	177,625
•HealthSouth 7.218% 6/15/14	130,000	124,800
Hospira 6.40% 5/15/15	155,000	169,322
Inverness Medical Innovations 9.00% 5/15/16	160,000	159,600
*Psychiatric Solutions 7.75% 7/15/15	140,000	132,300
#Psychiatric Solutions 144A 7.75% 7/15/15	60,000	55,200
Quest Diagnostics
5.45% 11/1/15	120,000	124,365
6.40% 7/1/17	35,000	37,384
Select Medical 7.625% 2/1/15	345,000	315,674
UnitedHealth Group
5.50% 11/15/12	80,000	84,882
5.80% 3/15/36	10,000	8,998
6.00% 2/15/18	25,000	25,455
Universal Hospital Services PIK 8.50% 6/1/15	120,000	116,400
•US Oncology PIK 6.904% 3/15/12	270,000	230,849
Waste Management
7.10% 8/1/26	35,000	37,850
7.375% 3/11/19	5,000	5,726
WellPoint 5.00% 1/15/11	60,000	62,036
		3,078,124
Technology – 0.98%
Anixter 10.00% 3/15/14	75,000	77,813
Avago Technologies Finance 10.125% 12/1/13	115,000	120,750
*First Data 9.875% 9/24/15	500,000	429,999
*Freescale Semiconductor 8.875% 12/15/14	305,000	207,400
*Sanmina-SCI 8.125% 3/1/16	231,000	200,393
Sungard Data Systems 10.25% 8/15/15	250,000	248,750
#Unisys 144A 12.75% 10/15/14	110,000	113,438
Xerox 8.25% 5/15/14	50,000	56,358
		1,454,901
Telecommunications – 5.29%
AT&T Wireless 8.125% 5/1/12	110,000	125,215
Cincinnati Bell 7.00% 2/15/15	155,000	146,475
Citizens Utilities 7.125% 3/15/19	120,000	109,800
Cricket Communications 9.375% 11/1/14	300,000	284,250
*Crown Castle International 9.00% 1/15/15	85,000	88,825
#CSC Holdings 144A 8.50% 6/15/15	170,000	172,550
Deutsche Telekom International Finance 5.25% 7/22/13	45,000	47,980

#Digicel 144A 9.25% 9/1/12	100,000	100,250
#Digicel Group 144A
8.875% 1/15/15	1,100,000	987,249
12.00% 4/1/14	200,000	213,000
#DigitalGlobe 144A 10.50% 5/1/14	90,000	94,613
#Expedia 144A 8.50% 7/1/16	110,000	111,925
Hughes Network Systems 9.50% 4/15/14	260,000	265,200
#Intelsat Bermuda144A 11.25% 2/4/17	435,000	413,250
Intelsat Jackson Holdings 11.25% 6/15/16	365,000	382,338
Level 3 Financing
9.25% 11/1/14	105,000	87,150
12.25% 3/15/13	100,000	98,000
Lucent Technologies 6.45% 3/15/29	200,000	137,000
MetroPCS Wireless 9.25% 11/1/14	218,000	215,003
Nextel Communications
6.875% 10/31/13	35,000	31,500
7.375% 8/1/15	660,000	566,774
#NII Capital 144A 10.00% 8/15/16	200,000	199,000
#Nordic Telephone Holdings 144A 8.875% 5/1/16	185,000	188,700
#PAETEC Holding 144A 8.875% 6/30/17	105,000	100,538
#Qwest 144A 8.375% 5/1/16	130,000	131,950
Qwest Communications International 7.50% 2/15/14	85,000	82,450
Rogers Communications 6.80% 8/15/18	20,000	22,686
Rogers Wireless 8.00% 12/15/12	30,000	31,238
Sprint Nextel 6.00% 12/1/16	155,000	130,975
Telecom Italia Capital
4.00% 1/15/10	30,000	30,222
5.25% 10/1/15	100,000	103,865
6.20% 7/18/11	45,000	47,940
7.175% 6/18/19	20,000	22,306
Telesat Canada
11.00% 11/1/15	120,000	123,000
12.50% 11/1/17	140,000	144,900
#Vimpelcom 144A 9.125% 4/30/18	1,155,000	1,154,999
Virgin Media Finance 8.75% 4/15/14	145,000	147,900
Vodafone Group
5.00% 9/15/15	20,000	20,731
5.375% 1/30/15	145,000	152,766
#Wind Acquisition Finance 144A
10.75% 12/1/15	150,000	162,000
11.75% 7/15/17	140,000	152,600
		7,829,113
Utilities – 1.86%
AES
7.75% 3/1/14	105,000	102,769
8.00% 10/15/17	30,000	28,875
8.00% 6/1/20	75,000	70,500
Duke Energy 5.05% 9/15/19	55,000	55,664
Edison Mission Energy
*7.00% 5/15/17	160,000	123,000
7.50% 6/15/13	80,000	71,600
Elwood Energy 8.159% 7/5/26	167,845	147,714
Energy Future Holdings 10.875% 11/1/17	100,000	72,000
#FirstEnergy Solutions 144A 6.05% 8/15/21	100,000	101,304
Illinois Power
6.125% 11/15/17	85,000	89,457
9.75% 11/15/18	50,000	61,795
Indiana Michigan Power 7.00% 3/15/19	45,000	51,296
#Kansas Gas & Electric 144A 6.70% 6/15/19	15,000	16,982
Korea Southern Power 5.375% 4/18/13	630,000	640,286
Mirant Americas Generation 8.50% 10/1/21	215,000	178,450
wMirant Mid Atlantic Pass Through Trust A 8.625% 6/30/12	83,389	84,015
NRG Energy
7.375% 2/1/16	265,000	254,068
7.375% 1/15/17	65,000	62,075
Orion Power Holdings 12.00% 5/1/10	205,000	212,688
PPL Electric Utilities 7.125% 11/30/13	40,000	46,067
•Puget Sound Energy 6.974% 6/1/67	165,000	132,478
*Texas Competitive Electric Holdings 10.25% 11/1/15	220,000	146,850
		2,749,933
Total Corporate Bonds (cost $57,920,239)		59,262,538

Foreign Agencies – 1.40%Δ
Germany – 0.04%
KFW 4.875% 6/17/19	60,000	64,892
		64,892
Luxembourg – 0.71%
#Gazprom 144A 8.625% 4/28/34	1,000,000	1,052,500
		1,052,500
Republic of Korea – 0.03%
Korea Development Bank 5.30% 1/17/13	45,000	45,314
		45,314

United States – 0.62%
Pemex Project Funding Master Trust 6.625% 6/15/35		1,000,000	915,782
			915,782
Total Foreign Agencies (cost $2,358,320)			2,078,488

Municipal Bond – 0.08%
California State 7.55% 4/1/39		110,000	118,857
Total Municipal Bond (cost $112,524)			118,857

Non-Agency Asset-Backed Securities – 0.64%
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11		46,075	46,982
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12		11,785	12,049
Series 2008-A A3 4.94% 4/25/14		60,000	60,615
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35		148,108	145,827
Chase Issuance Trust Series 2005-A7 A7 4.55% 3/15/13		45,000	46,995
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		100,000	59,191
CNH Equipment Trust
Series 2008-A A3 4.12% 5/15/12		20,000	20,324
Series 2008-A A4 4.93% 8/15/14		30,000	31,071
Series 2008-B A3A 4.78% 7/16/12		30,000	30,749
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		100,000	106,318
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		150,000	144,544
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12		47,667	48,313
Series 2006-2 A2 5.35% 3/15/13		83,859	86,451
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12		12,018	12,265
Series 2008-A A3 4.93% 12/17/12		30,000	31,149
John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12		35,000	35,555
•MBNA Credit Card Master Note Trust Series 2005-A4 0.283% 11/15/12		30,000	29,847
Total Non-Agency Asset-Backed Securities (cost $963,913)			948,245

Non-Agency Collateralized Mortgage Obligations – 0.71%
@•Bear Stearns ARM Trust Series 2007-1 3A2 5.753% 2/25/47		241,551	55,457
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21		42,844	40,796
Series 2007-1 2A1 5.50% 1/25/22		244,441	209,262
•Series 2007-AR8 1A3A 5.823% 8/25/37		84,751	46,471
@w•Countrywide Home Loan Mortgage Pass Through Trust Series 2004-HYB4 M 3.944% 9/20/34		19,400	11,097
•First Horizon Asset Securities
Series 2007-AR2 1A1 5.842% 8/25/37		132,070	96,263
Series 2007-AR3 2A2 6.293% 11/25/37		101,702	66,407
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.35% 1/25/36		177,603	138,289
•JPMorgan Mortgage Trust Series 2004-A5 4A2 4.817% 12/25/34		216,126	208,879
•MASTR ARMs Trust Series 2006-2 4A1 4.989% 2/25/36		92,931	82,333
•Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR2 2A1 4.537% 3/25/35		74,625	66,300
Series 2005-AR16 6A4 5.009% 10/25/35		62,677	25,862
Total Non-Agency Collateralized Mortgage Obligations (cost $1,469,001)			1,047,416

«Senior Secured Loans – 0.72%
Chester Downs & Marina 12.375% 12/31/16		105,000	102,638
Energy Futures Holdings 3.776% 10/10/14		168,202	128,206
Northwest Airlines 2.28% 8/21/13		108,878	104,965
Talecris Biotherapeutics 2nd Lien 6.96% 12/6/14		500,000	483,749
Univision Communications Term Tranche Loan 2.535% 9/29/14		315,000	248,151
Total Senior Secured Loans (cost $955,797)			1,067,709

Sovereign Debt – 10.35%Δ
Barbados – 1.14%
#Republic of Barbados 144A 6.625% 12/5/35	USD	2,000,000	1,690,004
			1,690,004
Brazil – 1.06%
Banco Nacional de Desenvolvime Economico e Social 6.369% 6/16/18		500,000	517,500
Federal Republic of Brazil 10.25% 1/10/28	BRL	2,000,000	1,055,983
			1,573,483
Canada – 0.04%
Export Development Canada 3.125% 4/24/14	USD	65,000	66,239
			66,239
Colombia – 0.29%
#Santa Fe de Bogota D.C. 144A 9.75% 7/26/28	COP	1,000,000,000	424,270
			424,270
Indonesia – 1.41%
#Republic of Indonesia144A 7.75% 1/17/38	USD	2,000,000	2,080,000
			2,080,000
Mexico – 2.20%
Mexican Bonos 9.50% 12/18/14	MXN	40,000,000	3,257,262
			3,257,262
Pakistan – 1.09%
@#Republic of Pakistan 144A 6.875% 6/1/17	USD	2,000,000	1,610,000
			1,610,000

Philippines – 0.79%
Republic of Philippines 8.375% 6/17/19		1,000,000	1,173,750
			1,173,750
Republic of Korea – 0.76%
Export-Import Bank Korea 8.125% 1/21/14		1,000,000	1,118,854
			1,118,854
Turkey – 1.06%
Republic of Turkey 11.875% 1/15/30		1,000,000	1,565,000
			1,565,000
United Kingdom – 0.51%
@#CS International for City of Kyiv Ukraine 144A 8.25% 11/26/12		1,000,000	758,750
			758,750
Total Sovereign Debt (cost $16,280,402)			15,317,612

Supranational Banks – 3.27%
European Bank for Reconstruction & Development 7.00% 7/30/12	IDR	41,000,000	905,427
European Investment Bank
3.125% 6/4/14	USD	35,000	35,604
8.00% 10/21/13	ZAR	6,880,000	871,139
11.25% 2/14/13	BRL	1,800,000	996,997
Inter-American Development Bank 9.00% 8/6/10	BRL	2,081,000	1,113,293
International Bank for Reconstruction & Development 9.75% 8/2/10	ZAR	7,000,000	913,547
Total Supranational banks (cost $5,122,996)			4,836,007

U.S. Treasury Obligations – 2.32%
U.S. Treasury Bond 4.25% 5/15/39	USD	375,000	379,278
U.S. Treasury Notes
*1.75% 8/15/12		895,000	902,343
2.375% 8/31/14		775,000	774,698
*3.625% 8/15/19		1,360,000	1,385,925
Total U.S. Treasury Obligations (cost $3,377,539)			3,442,244

Leveraged Non-Recourse Securities – 0.00%
@w#JPMorgan Pass Through Trust Series 2007-B 144A		500,000	0
Total Leveraged Non-Recourse Securities (cost $425,000)			0

		Number of
		Shares
Exchange Traded Funds – 0.02%
Equity Fund – 0.02%
*ProShares UltraShort Real Estate		2,600	29,796
Total Exchange Traded Funds (cost $54,032)			29,796

Preferred Stock – 0.36%
Developers Diversified Realty Series I 7.50%		1,925	29,068
Digital Realty Series A 8.50%		2,650	65,217
Freddie Mac 6.02%		21,000	42,210
•PNC Financial Services Group 8.25%		195,000	177,895
*ProLogis Series G 6.75%		7,050	139,238
*Vornado Realty Trust 6.625%		3,700	76,220
Total Preferred Stock (cost $932,397)			529,848

		Principal
		Amount°
Residual Interest Trust Certificates – 0.00%
@w#Freddie Mac Auction Pass Through Trust Series 2007 144A		475,000	0
Total Residual Interest Trust Certificates (cost $516,980)			0

≠Discount Note – 3.97%
Federal Home Loan Bank 0.081% 9/1/09		5,883,014	5,883,014
Total Discount Note (cost $5,883,014)			5,883,014

Total Value of Securities Before Securities Lending Collateral – 126.13%
(cost $202,963,924)			186,748,198

		Number of
		Shares
Securities Lending Collateral** – 10.59%
Investment Companies
Mellon GSL DBT II Collateral Fund		8,672,826	8,672,826
BNY Mellon SL DBT II Liquidating Fund		7,119,867	7,012,357
†@Mellon GSL Reinvestment Trust II		328,120	33
Total Securities Lending Collateral (cost $16,120,813)			15,685,216

Total Value of Securities – 136.72%
(cost $219,084,737)			202,433,414 ©
Obligation to Return Securities Lending Collateral** – (10.89%)			(16,120,813)
Borrowing Under Line of Credit – (30.39%)			(45,000,000)
Receivables and Other Assets Net of Liabilities (See Notes) – 4.56%			6,748,775
Net Assets Applicable to 12,929,436 Shares Outstanding – 100.00%			$148,061,376

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
COP – Colombian Peso
IDR – Indonesian Rupiah
MXN – Mexican Peso
USD – United States Dollar
ZAR – South African

❖Securities have been classified by type of business.
±Security is being valued based on international fair value pricing. At August 31, 2009, the aggregate amount of international fair value priced securities was $25,251,388, which represented 17.05% of the Fund's net assets. See Note 1 in "Notes."
*Fully or partially on loan.
@Illiquid security. At August 31, 2009, the aggregate amount of illiquid securities was $4,588,567, which represented 3.10% of the Fund’s net assets. See Note 6 in “Notes.”
†Non income producing security.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2009, the aggregate amount of fair valued securities was $320,307, which represented 0.22% of the Fund’s net assets. See Note 1 in "Notes."
•Variable rate security. The rate shown is the rate as of August 31, 2009.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2009, the aggregate amount of Rule 144A securities was $29,469,970 which represented 19.90% of the Fund’s net assets. See Note 6 in “Notes.”
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
fStep coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2009.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
≠The rate shown is the effective yield at the time of purchase.
**See Note 5 in “Notes.”
©Includes $15,582,157 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipt
ARM – Adjustable Rate Mortgage
FDR – Foreign Depositary Receipt
GNMA – Government National Mortgage Association
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
S.F. – Single Family
TBA – To Be Announced
yr – Year

The following foreign currency exchange contract was outstanding at August 31, 2009:

Foreign Currency Exchange Contract1

					Unrealized
Contract to Receive		In Exchange For		Settlement Date	Depreciation
AUD	111,676	USD	(94,388)	9/3/09	$(16)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. Government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005 – November 30, 2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At August 31, 2009, the Fund held no investments in repurchase agreements.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date as an estimate, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At August 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At August 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$219,666,937
Aggregate unrealized appreciation	9,663,602
Aggregate unrealized depreciation	(26,897,125)
Net unrealized depreciation	$(17,233,523)

For federal income tax purposes, at November 30, 2008, $36,156,105 of capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $1,676,026 expires in 2015 and $34,480,079 expires in 2016.

The Fund applies Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of August 31, 2009:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$11,154,102	$31,149	$11,185,251
Common Stock	37,598,241	25,251,386	320,307	63,169,934
Corporate Debt	-	77,540,374	1,690,847	79,231,221
Foreign Debt	-	19,618,000	3,540,033	23,158,033
Investment Companies	29,796	-	-	29,796
Municipal Bonds	-	118,857	-	118,857
U.S.Treasury Obligations	3,442,244	-	-	3,442,244
Short-Term	-	5,883,014	-	5,883,014
Securities Lending Collateral	8,672,826	7,012,357	33	15,685,216
Other	-	529,848	-	529,848
Total	$49,743,107	$147,107,938	$5,582,369	$202,433,414

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Agency, Asset-
		Backed and
		Mortgage-				Securities
		Backed	Common	Corporate	Foreign	Lending
	Total	Securities	Stock	Debt	Debt	Collateral
Balance as of 11/30/08	$4,503,971	$163,408	$-	$1,426,617	$2,887,040	$26,906
Net purchases, sales, and settlements	(89,295)	(23,287)	-	75,588	(141,596)	-
Net realized gain (loss)	(305,466)	26	-	(109,750)	(195,742)	-
Net transfers in and/or out of Level 3	(714,992)	(111,883)	381,147	(984,256)	-	-
Net change in unrealized
appreciation/depreciation	2,188,151	2,885	(60,840)	1,282,648	990,331	(26,873)
Balance as of 8/31/09	$5,582,369	$31,149	$320,307	$1,690,847	$3,540,033	$33

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/09	$1,371,404	$4,872	(60,840)	$708,486	$745,759	$(26,873)

3. Line of Credit
For the period ended August 31, 2009 the Fund borrowed money pursuant to a $50,000,000 Line of Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on November 30, 2009. Depending on the market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At August 31, 2009, the par value of loans outstanding was $45,000,000 at a variable interest rate of 1.56%. During the period ended August 31, 2009, the average daily balance of loans outstanding was $44,032,847 at a weighted average interest rate of approximately 1.33%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
The Fund applies Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Financial Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default. No financial futures contracts were outstanding at August 31, 2009.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts to generate additional income and as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended August 31, 2009, the Fund entered into CDS contracts as a purchaser of protection and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. No CDS contracts were outstanding at August 31, 2009.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Written Options – During the period ended August 31, 2009, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. The Fund may write calls or puts on securities, financial indices, and foreign currencies. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty credit risk.

Transactions in written options during the period ended August 31, 2009 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at November 30, 2008	-	$-
Options written	850	69,699
Options expired	(525)	(38,850)
Options terminated in closing purchase transactions	(325)	(30,849)
Options outstanding at August 31, 2009	-	$-

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At August 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2009, the value of securities on loan was $15,582,157, for which the Fund received collateral, comprised of non-cash collateral valued at $15,480, and cash collateral of $16,120,813. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the Untied States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2009. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund will be scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the fourth quarter of 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

8. Subsequent Events
Effective August 31, 2009, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to August 31, 2009 through October 25, 2009, the date of issuance of the Fund’s schedule of portfolio holdings, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: